PRELIMINARY COPY

                     INTERGRAPH CORPORATION
                 Huntsville, Alabama  35894-0001

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD
                          May 16, 2002



TO THE SHAREHOLDERS OF INTERGRAPH CORPORATION:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Intergraph Corporation (the "Company") will be held at the Intergraph Auditorium, Building 15, Intergraph Way, Huntsville, Alabama, on May 16, 2002, at 5:00 p.m. local time for the following purposes:

  1. To elect seven directors to the Board of Directors to serve for the ensuing year and until their successors are duly elected and qualified (designated as Proposal 1 in the accompanying Proxy Statement).

  2. To consider and vote upon a proposal to approve and adopt an amendment to the Company's certificate of incorporation to eliminate the ability of shareholders to act by written consent in lieu of a meeting (designated as Proposal 2 in the accompanying Proxy Statement).

  3. To consider  and  vote upon the Intergraph Corporation  2002
     Stock   Option  Plan  (designated  as  Proposal  3  in   the
     accompanying Proxy Statement).

  4. To ratify  the  appointment of Ernst  &  Young  LLP  as  the
     Company's   independent  auditors  for  the   current   year
     (designated   as  Proposal  4  in  the  accompanying   Proxy
     Statement).

  5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

   The close of business on March 20, 2002, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

   A copy of the Annual Report to Shareholders for the year ended
December 31, 2001, is enclosed.


                              By Order of the Board of Directors,




                              JOHN R. WYNN

                              Secretary



Huntsville, Alabama
April 5, 2002


   IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. NO POSTAGE IS NEEDED IF MAILED IN THE UNITED STATES.



                     INTERGRAPH CORPORATION
                 HUNTSVILLE, ALABAMA  35894-0001


                         PROXY STATEMENT

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Intergraph Corporation, to be voted at the Annual Meeting of Shareholders to be held May 16, 2002, and at any and all adjournments or postponements thereof. Proposals 1 through 4 inclusive will be presented at the Meeting by management.

   With regard to Proposal 1, the form of proxy permits approval of all nominees or withholding of votes as to all nominees or specific nominees for director, and permits approval, disapproval, or abstention with regards to Proposals 2 through 4 inclusive. If the enclosed form of proxy is properly executed, returned, and not revoked, it will be voted in accordance with the specifications, if any, made by the shareholder and, if specifications are not made, will be voted FOR the nominees named in this Proxy Statement to the Company's Board of Directors, FOR approval and adoption of the amendment to the Company's certificate of incorporation to eliminate the ability of shareholders to act by written consent in lieu of a meeting, FOR approval of the Intergraph Corporation 2002 Stock Option Plan, and FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the current year. In addition, shares represented by your proxy will be voted in the named proxies' discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof, including consideration of a motion to adjourn or postpone such meeting for the purpose of soliciting additional proxies.

   The cost of solicitation of proxies will be borne by the Company. Proxies may be solicited by directors, officers, or regular employees of the Company in person or by telephone or mail. In addition, the Company has retained Georgeson Shareholder Communications to assist in soliciting proxies for a fee estimated at $40,000, plus reimbursements of reasonable out-of-pocket expenses. The Company requests that brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of shares of the Company's common stock held of record by such persons and the Company may reimburse such brokers and other fiduciaries for their reasonable out-of-pocket expenses incurred when the solicitation materials are forwarded. On or about April 5, 2002, the Company will commence mailing this Proxy Statement, the enclosed form of proxy, and the attached Notice to holders of its common stock.

   Shareholders who sign proxies have the right to revoke them at any time before they are voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

   The close of business on March 20, 2002, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.


                             GENERAL

  The holders of a majority of outstanding shares of Common Stock as of the record date must be present in person or be represented by proxy to constitute a quorum and act upon the proposed business. Failure of a quorum to be represented at the Meeting will necessitate an adjournment or postponement and will subject the Company to additional expense.

   Proposal 1 discussed in this Proxy Statement requires the affirmative vote of a plurality of the outstanding shares represented at the Meeting and entitled to vote. Proposal 2 discussed in this Proxy Statement requires the affirmative vote of a majority of all shares outstanding as of the record date for the Meeting. Proposals 3 and 4 discussed in this Proxy Statement require the affirmative vote of the holders of a majority of the outstanding shares represented at the Meeting and entitled to vote thereon. The Board of Directors recommends that you vote FOR each nominee for director and FOR Proposals 2 through 4 presented in this Proxy Statement.

   Votes  are  counted  by  the Company's  transfer  agent.   The
Company's certificate of incorporation and bylaws contain no provisions concerning the treatment of abstentions and broker non-
votes.   In accordance with Delaware law, abstentions and  broker
non-votes will have no effect on the outcome of Proposal 1. Abstentions and broker non-votes will have the same effect as a vote cast against Proposal 2. Abstentions will have the same effect as a vote cast against Proposals 3 and 4, and broker non-votes will have no effect on the outcome of Proposals 3 and 4. Both abstentions and broker non-votes will be included in the determination of the presence of a quorum.


       COMMON STOCK OUTSTANDING AND PRINCIPAL SHAREHOLDERS

   As  of  January  31,  2002, there were outstanding  49,919,242 shares of the Company's common stock, $.10 par value (the "Common
Stock").   Holders of Common Stock are entitled to one  vote  per
share on all matters to be voted upon by shareholders.

   The following table sets forth information as of January 31, 2002, as to:

     (a) the only persons who were known by the Company to own beneficially more than 5% of the outstanding Common
          Stock of the Company,

     (b) the shares of Common Stock beneficially owned by the directors and nominees of the Company,

     (c)  the shares of Common Stock beneficially owned by James
          F. Taylor Jr., Chairman of the Board and Chief Executive Officer of the Company, who is also a director and nominee; and the four most highly compensated executive officers of the Company who were serving as such at December 31, 2001, (collectively, Mr. Taylor and the four most highly compensated executive officers are the "Named Executive Officers"), and

     (d) the shares of Common Stock beneficially owned by all directors, nominees, Named Executive Officers, and all other executive officers of the Company as a single group.

                             Number of         Percentage of Total
                       Shares Beneficially        Common Stock
       Name  (1)             Owned  (2)          Outstanding (3)
---------------------  -------------------     -------------------

Intergraph Corporation
Stock Bonus Plan Trust      4,584,095  (4)             9.2%

Dimensional Fund
Advisors, Inc.              2,628,600  (5)             5.3%

Gardner Lewis Asset
Management, L.P.            2,563,556  (6)             5.1%

Director Nominees
-----------------
James F. Taylor Jr.           134,964  (7)              *

Sidney L. McDonald             94,500  (8)              *

Larry J. Laster                35,947  (9)              *

Thomas J. Lee                   7,500 (10)              *

Joseph C. Moquin                2,000 (11)              *

Lawrence R. Greenwood           1,200 (12)              *

Linda L. Green                  6,151 (13)              *


Highest Compensated
Executive Officers
-------------------
William E. Salter             265,135 (14)              *

Gerhard Sallinger              16,250 (15)              *

Graeme J. Farrell              17,587 (16)              *

Roger O. Coupland              32,847 (17)              *


All directors, nominees,
and executive officers
as a group (18 persons),
including the foregoing
directors, nominees, and
Named Executive Officers      682,056 (18)             1.4%
------------------------

* Less than 1%

(1) The address of the Stock Bonus Plan Trust is Mellon Bank, c/o The Boston Company, 1 Boston Place, Boston, MA 02108. The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. The address of
   Gardner Lewis Asset Management, L.P. is 285 Wilmington-West Chester Pike, Chadds Ford, PA 19317.

(2) Unless otherwise noted, the indicated owner has sole voting power and sole investment power.

(3) Shares issuable upon exercise of stock options that are exercisable within 60 days of January 31, 2002, are considered outstanding for the purpose of calculating the percentage of total outstanding Common Stock owned by directors, executive officers, and by directors, nominees, and executive officers as a group. Such shares are not considered outstanding for the purpose of calculating the percentage of total outstanding Common Stock owned by any other person or group.

(4) Voting rights of the Common Stock held by the Stock Bonus Plan Trust are passed through to participants in the Stock Bonus Plan, which is a Company-sponsored retirement plan covering substantially all U.S. employees of the Company. However, if Plan participants do not properly complete, sign, and return their voting instructions to the Trustee of the Plan, the Trustee votes their shares in accordance with the instructions of a majority of the participants exercising such voting rights. On December 5, 2000, the Company's Board of Directors resolved to terminate the Stock Bonus Plan effective December 31, 2000. The Plan was submitted to the Internal Revenue Service ("IRS") and the Securities and Exchange Commission ("SEC") in April 2001, for determination of the Plan's tax qualified status on termination and for confirmation that the special stock buy-back provisions comply with federal securities laws. In November 2001, the Company was contacted by the IRS and the SEC requesting additional information in order to complete their reviews. The Company has responded to those requests. As of January 31, 2002, the IRS examiner has reviewed and approved the request. The Plan has now moved to senior level review. Upon receipt of a favorable determination letter from the IRS that the Plan is qualified at termination, each Plan participant will be entitled to receive a lump sum distribution of his or her account balance or to rollover the account balance into an Individual Retirement Account or other qualified plan, and the trust will be dissolved.

(5) As set forth on Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2002.

(6) As set forth on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2002. Gardner Lewis Asset
   Management, L.P. has sole voting power over 2,486,256 of these shares.

(7) This figure includes 74,964 shares allocated to Mr. Taylor under the Stock Bonus Plan and 10,000 shares over which Mr. Taylor holds immediately exercisable stock options. This figure excludes 100,000 shares owned by his wife as to which Mr. Taylor expressly disclaims beneficial ownership.

(8) This figure includes 4,500 shares issuable upon the exercise of stock options held by Mr. McDonald.

(9) This figure consists of 19,900 shares owned jointly by Mr. Laster and his wife as to which voting and investment powers are shared, 3,047 shares allocated to Mr. Laster under the Stock Bonus Plan, and 13,000 shares issuable upon the exercise of stock options held by Mr. Laster.

(10) This figure includes 4,500 shares issuable upon the exercise of stock options held by Mr. Lee.

(11) This figure includes 1,000 shares issuable upon the exercise of stock options held by Mr. Moquin and excludes 200 shares owned by Mr. Moquin's wife as to which Mr. Moquin expressly disclaims beneficial ownership.

(12) This figure includes 1,000 shares issuable upon the exercise of stock options held by Dr. Greenwood.

(13) This figure excludes 2,051 shares owned by Mrs. Green's husband as to which Mrs. Green expressly disclaims beneficial ownership.

(14)  This figure consists of 147,200 shares owned jointly by Dr.
   Salter and his wife as to which voting and investment powers are shared and 117,935 shares allocated to Dr. Salter under the Stock Bonus Plan.

(15) This figure includes 8,750 shares issuable upon the exercise of stock options held by Mr. Sallinger.

(16) This figure includes 581 shares owned jointly by Mr. Farrell and his wife as to which voting and investment powers are shared and 16,250 shares issuable upon the exercise of stock options held by Mr. Farrell.

(17) This figure includes 2,345 shares allocated to Dr. Coupland under the Stock Bonus Plan and 20,000 shares issuable upon the exercise of stock options held by Dr. Coupland.

(18) This figure includes 204,891 shares allocated to such persons under the Stock Bonus Plan and 105,875 shares issuable upon the exercise of stock options.


                           PROPOSAL 1
                      ELECTION OF DIRECTORS

   The Board of Directors has fixed the number of members of the Board at seven by resolution pursuant to the authority granted by the Bylaws of the Company. There are seven directors at present. The directors of the Company are currently elected at each annual meeting of shareholders and serve for a term of one year.

   The Board of Directors proposes that the seven nominees listed below be elected as directors to serve for a term of one year and until their respective successors are duly elected and qualified, subject to their prior death, resignation, retirement, disqualification, or removal from office. Proxies may not be voted for more than seven persons. In accordance with the Company's Bylaws, Mr. Taylor was elected as Chairman of the Board of Directors on May 17, 2001, at the meeting of the Board.

   It is the intention of the persons named in the proxy to vote the proxies for the election of the nominees listed below, all of whom are presently directors of the Company. If any nominee should become unavailable to serve as a director for any reason (which is not anticipated), the persons named as proxies reserve full discretion to vote for such other person or persons as may be nominated.

   The nominees for director, together with certain information regarding them, are as follows:

                        Positions/Offices           Director of the
    Name and Age        with the Company             Company Since
   --------------       -----------------           ---------------
James F. Taylor Jr.    Chairman of the Board,             1973
 (57)                  Chief Executive Officer,
                       and Director


Larry J. Laster        Executive Vice President,          1987
 (50)                  Chief Financial Officer,
                       and Director


Sidney L. McDonald     Director                           1997
 (63)


Thomas J. Lee          Director                           1997
 (66)


Lawrence R. Greenwood  Director                           2000
 (62)

Joseph C. Moquin       Director                           2000
 (77)

Linda L. Green         Director                           2001
 (50)

   Mr. Taylor joined the Company in July 1969, shortly after its formation, and is considered a founder. Mr. Taylor was elected Chief Executive Officer March 2, 2000. He served most recently as Chief Executive Officer of Intergraph Public Safety, Inc., a wholly owned subsidiary of the Company. Mr. Taylor was elected Chairman of the Board of Directors on May 17, 2001.

   Mr. Laster joined the Company in 1981 and served as Executive Vice President and Chief Financial Officer from February 1987 through February 1998, at which time he resigned from the Company to serve as Chief Operating Officer of a privately owned company specializing in the development, sale, and support of business systems for the petroleum distribution and convenience store industries. He rejoined the Company in June 1998 as Chief Financial Officer of Intergraph Public Safety, Inc., a wholly owned subsidiary of the Company. In September 2001, Mr. Laster was elected Executive Vice President and Chief Financial Officer of Intergraph Corporation.

  Mr. McDonald served as President of Brindlee Mountain Telephone Company, a provider of local telephone services in north Alabama, from 1961 until his retirement in July 2000. Mr. McDonald is a founder of Deltacom Long Distance Services, Inc. and served as its Chief Executive Officer from 1984 through 1996. He also served as Chief Executive Officer of Marshall Cellular, a cellular telephone service company, from 1988 through 1996, and of Southern Interexchange Services, a fiber optic telecommunications network, from 1990 through 1996. Mr. McDonald has served in the Alabama Legislature and as Finance Director for the State of Alabama.

   Mr. Lee is a founder of Lee and Associates, an engineering services firm specializing in guided missile systems, and has served as its President since January 1997. He was employed for thirty-six years by NASA, and was the Director of the George C. Marshall Space Flight Center from June 1989 through January 1994. Mr. Lee served as Special Assistant to the NASA Administrator for Access to Space from January 1994 through March 1995. Mr. Lee is a registered professional engineer and is a member of numerous advisory boards and committees within his field.

   Dr. Greenwood serves as Vice President of Research at the University of Alabama in Huntsville and has served in that capacity since August 1998. He spent fifteen years with NASA, serving as Director of the Earth Observations Division in NASA Headquarters and, most recently, as Manager of the Global Hydrology and Climate Center in Huntsville from September 1994 through August 1998. He served as President of Nichols Research Corporation, an information technology company specializing in information solutions and services, from 1991 to 1994. He also served as Vice President and General Manager of the General Electric Astro Space Division from 1988 to 1991. Dr. Greenwood is a member of the Alabama Aerospace Commission and is a registered professional engineer and a certified financial planner.

    Mr. Moquin retired from Teledyne Brown Engineering, an aerospace corporation specializing in ballistic missile defense and space systems, in 1989 after thirty years of service. At the time of his retirement, he was serving as Chairman and Chief Executive Officer. He served as Interim President of the University of Alabama in Huntsville from September 1990 through July 1991. He served on the Board of Directors of SCI Systems, Inc. ("SCI"), an international electronics manufacturing services provider, from 1992 through 1997, and served as a Director
Emeritus, non-voting director, for SCI from 1997 to 2000. Mr. Moquin is a registered professional engineer and has served on numerous advisory boards and committees within his field.

   Mrs. Green serves as Chief Executive Officer of the Northern Region of Colonial Bank, the fiftieth largest bank in the United States, and has served in that capacity since June 2000. From July 1993 to June 2000, Mrs. Green served as President and Chief Executive Officer of the Huntsville/Tennessee Region of Colonial Bank. In January 2002, she was confirmed by the Alabama Senate to serve on the State of Alabama's Ethics Commission. She also serves on the University of Alabama in Huntsville Foundation. Her past service includes Vice Chair and Chair of the Alabama Space Science Commission, the Von Braun Center Board of Control, the Alabama State Banking Board, 1998 Chair for the Huntsville Madison County Chamber of Commerce, the Board of United Way and numerous other civic and charitable organizations.

                 BOARD COMMITTEES AND ATTENDANCE

    The Board of Directors and its Audit, Nominating, and Compensation Committees meet periodically as meetings are deemed necessary. During the year ended December 31, 2001, the Board of Directors held seven meetings, the Audit Committee held five meetings, the Nominating Committee held three meetings, and the Compensation Committee held two meetings. All of the current directors were present for 75% or more of the aggregate Board and committee meetings for the periods during 2001 in which they served, except for Dr. Greenwood who was present for 71% of the aggregate meetings.

   The Audit Committee consists of Mrs. Green, Dr. Greenwood, and Mr. Lee. Mr. McDonald and Mr. Moquin rotated off the Audit
Committee effective July 30, 2001. Each member of the Audit Committee is independent within the meaning of the listing standards of the National Association of Securities Dealers. The Nominating and Compensation Committees consist solely of all the Company's independent directors, Mr. McDonald, Mrs. Green, Dr. Greenwood, Mr. Lee, and Mr. Moquin. Mr. McDonald was appointed by the Board in 2000 as the lead independent director to serve as coordinator of the activities of the Board's independent directors. Specific responsibilities of the lead independent director include advising the Chairman of the Board as to the scheduling and agenda for Board meetings, ensuring that the quality, quantity, and timeliness of the flow of information from Company management is sufficient to allow independent directors to effectively and responsibly perform their duties, and coordinating and moderating executive sessions of the Board's independent directors.

   The purpose of the Compensation Committee is to recommend and oversee management compensation, including that of the Chief Executive Officer. Additional information regarding the functions performed by the Compensation Committee and the determination of management compensation is included in the "Report of the Compensation Committee" following.

   The purpose of the Nominating Committee is to consider and recommend nominees for director, including those recommended by shareholders of the Company. Any recommendations of a nominee should be submitted to John R. Wynn, Secretary, Intergraph Corporation, Huntsville, Alabama 35894-0001. Such nominees will be reviewed by the Nominating Committee in accordance with its established procedures.

   Information regarding the functions performed by the Audit Committee is set forth in the "Report of the Audit Committee" following. The Audit Committee is governed by a written charter that was amended by the Board of Directors on March 4, 2002. For a copy of the charter, refer to Appendix A in this Proxy Statement.


Report of the Audit Committee

  The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the Company's financial statements and reporting process, including the systems of internal controls. In light of recent developments, the Audit Committee reviewed its charter and determined that is was appropriate to amend the charter to include among its specific responsibilities, a review and discussion with management and the independent auditors of the critical accounting policies used in the annual audited financial statements, as well as a discussion with the independent auditors of all matters affecting the quality of the Company's financial reporting and the fairness of the presentation in the financial statements of the financial condition and financial risks of the Company. In fulfilling its oversight responsibilities under this charter, the Committee reviewed with management the Company's audited financial statements included in the 2001 Annual Report, including a discussion of the quality and acceptability of accounting policies and principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

  The Company's independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. The Committee reviewed with the independent auditors their judgments as to the quality and acceptability of the Company's accounting policies and principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the
Committee has discussed independence of the auditors from management and the Company, including the matters in the written disclosures by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors' independence.

  The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

  In reliance on the reviews and discussions referred to above, the Committee recommended and the Board of Directors has approved, the Company's audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors (Proposal 3 in this Proxy Statement).


Members of the Audit Committee:

     Linda L. Green, Chair
     Thomas J. Lee
     Lawrence R. Greenwood

    The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.


     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities, if any, to file reports of ownership and changes in ownership with the SEC and, in the case of the Company, with The Nasdaq Stock Market. Officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.


   Based solely on review of the copies of such forms and any amendments thereto furnished to the Company, or on written representations that no forms were required, the Company believes that during the year ended December 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were met, except that Preetha Pulusani, an Executive Vice President of the Company and President of Intergraph Mapping and GIS Solutions, filed one late report covering one transaction.


                     EXECUTIVE COMPENSATION

   Information relating to compensation of certain executive officers of the Company, the policies and practices of the Company relative to executive compensation, and the performance of the Company's stock are presented in this section. This information consists of a summary compensation table, information on stock option grants, exercises, and year-end values, director compensation, information on employment contracts, the Report of the Compensation Committee, and a graph depicting the five-year performance of the Company's stock against the performance of peer companies and the Standard & Poor's 500 Stock Index.


Summary Compensation Table

   The following table summarizes the compensation of James F. Taylor Jr., Chairman of the Board and Chief Executive Officer of the Company, and the four most highly compensated executive officers of the Company who were serving as such at December 31, 2001.


                                                            Long Term
                                                           Compensation
                                 Annual Compensation         Awards
                              ----------------------------- -----------
                                                  Other     Securities All
                                                  Annual    Underlying Other
    Name and                                      Compen-    Options   Compen-
Principal Position       Year Salary($) Bonus($)  sation($)    (#)     sation($)
------------------------ ---- --------- --------  --------- ---------- ---------
                                                     (1)
James F. Taylor Jr.,     2001  300,000       ---        ---        ---     7,422
Chairman of the Board    2000  284,302       ---        ---        ---     8,189
and Chief Executive
Officer              (2)

William E. Salter,       2001  260,000  195,000         ---     40,000     7,625
President, Intergraph    2000  196,800      ---         ---        ---     6,174
Government Solutions (3) 1999  145,600      ---         ---        ---     5,346

Gerhard Sallinger,
President, Process,      2001  194,166   72,078         ---     25,000    15,686
Power & Offshore     (4)

Graeme J. Farrell,       2001  225,000   35,631      20,318        ---    38,432
Executive Vice           2000  204,789      ---      29,622     20,000    29,686
President, Asia          1999  190,000      ---      29,825        ---    28,964
Pacific  Operations  (5)

Roger O. Coupland,       2001  250,000      ---         ---        ---     7,572
President, Intergraph    2000  220,191      ---         ---     30,000     6,694
Public Safety, Inc.  (6)

(1) "Other Annual Compensation" for each of the named executives does not include the value of certain personal benefits, if any, furnished by the Company or for which it reimburses the named executives, unless the value of such benefits in total exceeds the lesser of $50,000 or 10% of the total annual salary and bonus reported in the above table for the named executive.

(2) Mr. Taylor was elected Chief Executive Officer of the Company on March 2, 2000. Effective on that date, Mr. Taylor's annual salary was set at $300,000. Mr. Taylor was elected Chairman of the Board of Directors effective May 17, 2001.

  "All Other Compensation" for Mr. Taylor consists of the following:

                                        2001      2000
                                      -------   -------
    Retirement plan contribution      $ 5,100   $ 6,464
    Term life insurance *               2,322     1,725
                                      -------   -------
            Total                     $ 7,422   $ 8,189
                                      -------   -------
                                      -------   -------

(3) Dr. Salter first became an executive officer of the Company in 1989. "All Other Compensation" for Dr. Salter consists of the following:

                                        2001        2000       1999
                                      -------     -------    -------
    Retirement plan contribution      $ 4,250     $ 4,920    $ 3,640
    Term life insurance *               3,375       1,254      1,706
                                      -------     -------    -------
     Total                            $ 7,625     $ 6,174    $ 5,346
                                      -------     -------    -------
                                      -------     -------    -------

(4) Mr. Sallinger first became an executive officer of the Company in 2001. "All Other Compensation" for Mr. Sallinger consists of the following:

                                        2001
                                      -------
     Retirement plan contribution     $ 7,767
     Social security contribution       7,919
                                      -------
     Total                            $15,686
                                      -------
                                      -------

   Mr. Sallinger's compensation is paid in European currencies that fluctuate in value against the U.S. dollar.


(5) Mr. Farrell first became an executive officer of the Company in 1999. "Other Annual Compensation" for Mr. Farrell consists of the following:

                                        2001       2000        1999
                                      -------    -------     -------
      Car allowance                   $10,575    $14,159     $15,093
      Education assistance for
       dependant                        1,275      8,015       8,183
      Supplemental health insurance     8,205      7,448       6,549
      Other                               263        ---         ---
                                      -------    -------     -------
      Total                           $20,318    $29,622     $29,825
                                      -------    -------     -------
                                      -------    -------     -------

  "All Other Compensation" for Mr. Farrell consists of the following:

                                        2001       2000        1999
                                      -------    -------     -------
      Retirement plan contribution    $22,818    $19,670     $19,463
      Income protection insurance       3,147      2,552       2,518
      Term life insurance *            12,467      7,464       6,983
                                      -------    -------     -------
      Total                           $38,432    $29,686     $28,964
                                      -------    -------     -------
                                      -------    -------     -------

(6) Dr. Coupland first became an executive officer of the Company in 2000.

  "All  Other  Compensation"  for  Dr.  Coupland   consists  of
the following:

                                        2001       2000
                                      -------    -------
       Retirement plan contribution   $ 5,250    $ 5,452
       Term life insurance *            2,322      1,242
                                      -------    -------
       Total                          $ 7,572    $ 6,694
                                      -------    -------
                                      -------    -------

* Premium payments for term life insurance were not made to split-dollar insurance arrangements.

Stock Option Grants, Exercises and Year-End Values

   Grants. The Company from time to time awards stock options to key employees, including executive officers and directors, pursuant to stock option plans approved by the shareholders of the Company. The following table sets forth information concerning options granted under these plans to the Named Executive Officers during the year ended December 31, 2001.

                              OPTION GRANTS (1)
--------------------------------------------------------------------------------
                    Number of    Percent of
                   Securities   Total Options
                   Underlying    Granted to    Exercise             Grant Date
                    Options      Employees      Price    Expiration   Present
  Name              Granted (#)   in 2001     per Share     Date     Value (2)
-------------      ------------ ------------- ---------- ---------- ----------
William E. Salter,    40,000        17%        $11.88     8/13/2011  $280,185
President, Intergraph
Government Solutions

Gerhard Sallinger,    25,000        11%        $10.89    10/30/2011  $158,754
President, Process,
Power & Offshore

(1) Options were granted at fair market value on the date of grant. Fair market value is the closing sale price of the
  Company's stock as reported on The Nasdaq Stock Market. Options first become exercisable two years from the date of grant and vest at a rate of 25% per year from that point, with full vesting on the fifth anniversary of the grant date. Options are granted for a term of ten years from the date of grant.

(2) The grant date present value of the options was determined using the Black-Scholes option-pricing model. Estimated values determined using this model are based on the market value of the stock on the date of grant, the exercise price of the option, and on assumptions as to the risk-free rate of return, volatility of the Company's stock price, and expected term of the option. Dividend yield is excluded from the calculation since it is the present policy of the Company to retain all earnings to finance operations. Assumptions used in valuing the grants included an expected volatility of 73% and an expected option life of 1.09 years after vest date. Risk-free rates of return were determined separately for each of the serial vesting periods of the options and ranged from 3.32% to 4.57%.

  The actual value, if any, an executive may realize from the exercise of a stock option will equal the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the value estimated using the Black-Scholes model, or that any value will be realized.

  Exercises.  There were no options exercised by any of the Named
Executive Officers during the year ended December 31, 2001.

   Year-End Values. The following table sets forth the number of securities underlying unexercised stock options held by the Named
Executive Officers at December 31, 2001.


                             Number of Securities       Value of Unexercised
                             Underlying Unexercised          In-the-Money
                            Options at Year End (#)    Options at Year End ($)
                          --------------------------  --------------------------
Name                      Exercisable  Unexercisable  Exercisable  Unexercisable
-----------------------   -----------  -------------  -----------  -------------
James F. Taylor Jr.,
Chairman of the Board and
Chief Executive Officer        10,000         10,000       83,650        83,650

William E. Salter,
President, Intergraph
Government Solutions              ---         40,000         ----        74,400

Gerhard Sallinger,
President, Process,
Power & Offshore                6,250         53,750       42,825       305,255

Graeme J. Farrell,
Executive Vice President,
Asia Pacific Operations        16,250         23,750       68,820       191,715

Roger O. Coupland,
President, Intergraph
Public Safety, Inc.            20,000         40,000      109,800       328,975

   The value of unexercised in-the-money options is determined as the excess of the closing sale price of the Company's Common Stock as reported on The Nasdaq Stock Market on December 31, 2001, over the exercise prices of the options held by the Named Executive Officers.


Compensation of Directors

   Directors who are also employees of the Company do not receive additional compensation for their service as directors. Non-employee directors receive an annual retainer of $20,000, paid in quarterly installments, plus $500 for each Board and committee meeting attended. Other compensation includes mileage paid at $.30 per mile for each member whose home is more than 25 miles from Intergraph headquarters and $50 for each hour traveled, computed round trip. In addition, any commercial travel expenses are fully reimbursed. All directors received the full annual retainer in 2001, except for Mrs. Green who received $10,000 for her period of service after election to the Board of Directors in May 2001.

   The Intergraph Corporation Nonemployee Director Stock Option Plan was approved at the 1998 Annual Shareholders' Meeting. Under this plan, any new non-employee director is granted an option to purchase 3,000 shares of the Company's Common Stock upon his or her first election to the Board. At each annual meeting of shareholders, each non-employee director re-elected to the Board is granted an option to purchase an additional 1,500 shares of the Company's Common Stock. The exercise price of each option granted is the fair market value of the Company's stock on the date of grant. Options are granted for a term of ten years from the date of grant. Options first become exercisable one year from the date of grant and vest at a rate of 33% per year from that point, with full vesting on the third anniversary of the date of grant.


Employment Contracts

   Mr. Farrell holds an employment agreement with the Company and one of its Australian business entities that provides him a fixed base salary, supplemental health insurance, supplemental defined contribution pension and life insurance benefits, and expense allowances for a vehicle and other personal expense items. The contract is open-ended, but may be terminated by either party with three months' written notification. The termination provisions of his contract provide for severance benefits calculated as a function of his length of service under the agreement up to a maximum of two years' base salary.

   Mr. Sallinger holds an employment agreement with one of the Company's European business entities. The employment agreement provides him a fixed base salary, a permanent advance for travel expenses, and a vehicle. The contract is open-ended, but may be terminated by either party giving a notice of six weeks prior to the end of a quarter. A contract penalty equal to the last gross monthly salary may apply if the employment relationship is terminated prematurely.


Report of the Compensation Committee

   The Compensation Committee of the Board of Directors is composed of all non-employee directors. The following Committee report reflects the Committee's activities in 2001 with regard to executive compensation. The committee held two meetings wherein it made compensation decisions based upon recommendations by the Company's Chief Executive Officer ("CEO"), as well as based upon its own subjective evaluations. This report also describes the basis for compensation recommendations for 2001, and the
objectives   that  the  Committee  followed  in   reviewing   and
determining executive compensation for 2001, as well as for future years.


Committee Charter and Objectives

   In accordance with its Charter, the responsibilities of the Committee include the oversight of the Company's executive officer compensation policies and practices. In fulfilling these responsibilities, the committee conducts an annual review of the Company's executive compensation programs and policies in order to attain the following objectives:

o offer fair and competitive base salaries consistent with the Company's position in the markets in which it competes,

o reward   executive   officers   for   corporate  and individual
  performance through incentive bonus programs,

o encourage future performance through the use of long-term incentives such as stock options, and

o encourage executive officers to acquire and retain ownership of the Company's Common Stock.

   The Company's executive compensation programs and policies are intended to enable the Company to attract, retain, and motivate the highest quality of management talent. To achieve this objective, the Committee utilizes annual base salaries together with annual and long-term incentives tied to corporate performance and increases in shareholder value. As a result, the Committee works closely with the Administrative Committee of the Company's Employee Stock Option Plan ("the Administrative Committee") in the provision of incentive stock options and non-qualified stock options to executive officers and other key employees of the Company. The Administrative Committee reviews and determines the award of individual employee stock option grants under the Company's Employee Stock Option Plan. See "Compensation Committee Interlocks and Insider Participation" following for a summary of the options granted to the Company's executive officers and directors during 2001.


Executive Officer Compensation for 2001

    For 2001, the CEO was responsible for formulating a recommendation for the compensation of all other executive officers of the Company based on the authority and discretion granted the CEO by the Board of Directors. The CEO and the Committee also reviewed and considered independent industry survey results concerning the compensation practices of similarly situated companies, including, where available, specific regional, industry, and competitor compensation data (including that of the peer companies in the performance graph following this report). Based upon a review of the information received, their own business experience, and the recommendations of the CEO, the Committee approved the compensation recommendations of the CEO.

   Each of the Business Segment Presidents participates in a formal bonus plan that is tied to the financial performance of the segment. There is no bonus until the Executive reaches the income from operations targets established in the segment's
Annual Operating Plan. As the Executive exceeds the planned performance, bonuses are earned. The bonus is capped at twice the Executives' annual salary. There is no formal cash bonus plan for executive officers that are not responsible for a segment or a geographic region, but exceptional individual performance is occasionally rewarded by a cash bonus. Overall corporate performance neither guarantees nor precludes the award of bonuses, but may influence the amount of such bonuses. Sales executives are paid a base salary that approximates 70% of the executives' total potential annual compensation. The base salary amount may be supplemented in amounts up to an additional 30% of total potential compensation if certain order and revenue objectives are met.

   The granting of stock options to purchase shares of the Company's stock over a ten-year period at a specified price is the primary means of providing long-term incentive to executive officers to perform in a manner that benefits themselves, the Company, and the Company's shareholders. There were no standard performance factors, applicable to either the individual and his or her job performance or the financial performance of the Company, considered by the Administrative Committee. Decisions to award stock options were based upon subjective evaluations of job performance and expected contribution to the Company. Stock options have also been used to attract new employees. Previous option awards are considered when awarding new options. With respect to incentive stock options, such options may not exceed the amounts permitted under applicable Internal Revenue Code provisions. The Committee reviewed and approved the recommendations of the CEO with regard to the award of stock options, for both existing executive officers' compensation plans as well as new executive officers retained during 2001.

   In  the  past,  the  Company  has  on  occasion  entered  into employment agreements with key executives. Such agreements specified the terms of employment, including duration, separation benefits, and compensation. Under most circumstances, separation amounts do not exceed the balance of compensation due for the remaining unfulfilled term of the agreement. Executives without employment agreements who are terminated through a workforce reduction or job elimination receive severance pay based on standard Company policy applicable to all employees. During 2001, the Committee assimilated all employment agreements existing between the Company and individual employees. The Committee obtained copies of all such employment agreements, in order to determine which agreements remained in effect with Company executive officers. At the end of 2001, only three such employment agreements remained in existence between the Company and executive officers. During 2001, one such agreement expired in accordance with its terms, and a second was exercised when the executive terminated employment with the Company. Additionally, during 2001, an employee of Intergraph (Deutschland) GmbH was promoted to President of the Company's PP&O segment, thereby becoming an executive officer of the Company. Said employee had a preexisting employment agreement with Intergraph (Deutschland) GmbH at the time of his promotion, which will remain effective in his present capacity. The agreement does not address the executive officer's current employment with the Company as President of PP&O. The CEO did not recommend, nor did the Committee approve, any new employment agreements during 2001.


CEO Compensation

   There was no change in the compensation of the CEO for 2001. The Committee did not utilize any standard corporate or individual performance factors in its determination of CEO compensation for 2001. The Committee establishes the compensation for the CEO solely on the subjective evaluation of the performance of the CEO and the level of compensation paid to similar executives.

Members of the Compensation Committee:  Sidney L. McDonald, Chair
                                        Linda L. Green
                                        Lawrence R. Greenwood
                                        Thomas J. Lee
                                        Joseph C. Moquin


Compensation Committee Interlocks and Insider Participation

   The Administrative Committee of the Company's stock option plan, which is appointed by and comprised of all current members of the Board of Directors, may award both incentive stock options and non-qualified stock options to executive officers and other key employees. Members of the Administrative Committee who are also employees of the Company, including James F. Taylor Jr., Chairman of the Board and Chief Executive Officer, and Larry J. Laster, Chief Financial Officer, are eligible to receive options under the Plan. During the year ended December 31, 2001, the Administrative Committee awarded options for a total of 239,000 shares of the Company's Common Stock. Of this total, options for 174,000 shares were awarded to directors and executive officers of the Company, including 9,000 options granted under the Nonemployee Director Stock Option Plan, 65,000 granted to the Named Executive Officers, and 20,000 granted to Mr. Laster.

   During  the year ended December 31, 2001, no executive officer of  the  Company  served as a director or  as  a  member  of  the
compensation   committee,  or  committee  performing   equivalent
functions, of another business entity.


Performance Graph

   The following graph sets forth, for the five-year period ended December 31, 2001, a comparison of the cumulative total shareholder return to the Company's shareholders with that of the Software and Services Index, and that of the Standard & Poor's 500 Stock Index. The Company uses the Media General Computer Software and Services Index as the best representation of the companies with which its business segments compete. The cumulative total return for this index was provided to the Company by Media General Financial Services. Total shareholder return for each was determined by adding a) the cumulative amount of dividends for a given year, assuming dividend reinvestment, and b) the difference between the share price at the beginning and at the end of the year, the sum of which was then divided by the share price at the beginning of such year. The graph assumes $100 was invested on December 31, 1996.


               Comparative Five-Year Total Returns
                  Software and Services Index,
  Standard & Poor's 500 Stock Index, and Intergraph Corporation



Software and        1996     1997     1998     1999     2000     2001
  Services Index    $100     $121     $180     $309     $186     $164
S&P 500             $100     $133     $171     $208     $189     $166
Intergraph          $100     $ 98     $ 56     $ 46     $ 59     $134



                           PROPOSAL 2
        AMENDMENT TO CERTIFICATE OF INCORPORATION TO ELIMINATE
    THE ABILITY OF SHAREHOLDERS TO ACT BY WRITTEN CONSENT IN LIEU
                         OF A MEETING

   At the Meeting, the shareholders will be asked to approve and adopt an amendment to the certificate of incorporation to eliminate the ability of shareholders to act by written consent in lieu of a meeting, which we refer to as the Proposed Amendment in this Proxy Statement.

   Shareholders are urged to read carefully the description and discussion of the Proposed Amendment that follows before voting on this proposal.

   If the Proposed Amendment is not approved, the existing certificate of incorporation will remain in effect without amendment. If the Proposed Amendment is approved, the Company intends to amend the certificate of incorporation by filing a certificate of amendment in substantially the form attached hereto as Appendix B (the "Certificate of Amendment") reflecting the Proposed Amendment. The Proposed Amendment would become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware. Under Delaware law, the Company's shareholders are not entitled to dissenter's rights with respect to the proposed amendment to the certificate of incorporation. The Board of Directors has reserved the right under Section 242(c) of the Delaware General Corporation Law (the "DGCL") to abandon the Proposed Amendment, notwithstanding approval of such proposal by the shareholders, without further action by the shareholders.

    Under Article VIII of the existing certificate of incorporation, the Board of Directors has the power and authority to amend the existing bylaws of the Company. If the Proposed Amendment is approved, the Board of Directors intends to amend and restate the existing bylaws of the Company which were last restated on August 11, 1993 (the "Bylaws") to more closely follow and complement the Proposed Amendment.

   The amendment described in Proposal 2 is contained within the Certificate of Amendment set forth in Appendix B to this Proxy Statement, in substantially the form in which it will take effect if the Certificate of Amendment is approved by the shareholders. If approved by shareholders, the Certificate of Amendment will become effective on the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware. The following description of the amendment contained in the Certificate of Amendment is qualified in its entirety by reference to Appendix B.

   Pursuant to the DGCL, approval of the Proposed Amendment will require the affirmative vote of a majority of all shares outstanding as of the record date. In tabulating the vote, abstentions and broker non-votes will have the same effect as a vote cast against the Proposed Amendment. The Board of Directors unanimously recommends that shareholders vote FOR the approval and adoption of the Proposed Amendment.


Description of the Proposed Amendment

   Under Section 228 of the DGCL, unless otherwise provided in a corporation's certificate of incorporation, any action required or permitted to be taken by shareholders of a corporation may be taken without a meeting and without a shareholder vote if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such action at a meeting of shareholders and is delivered in accordance with the procedures set forth under the DGCL. The Company's certificate of incorporation as currently in effect is silent on the matter of shareholder action by written consent. Accordingly, Delaware law would permit the holders of a majority of the outstanding shares of capital stock of the Company to take such action.

   The purpose of the Proposed Amendment is to require that any action to be taken by the Company's shareholders may only be done at a meeting duly held upon prior notice. Shareholders will no longer have the ability to transact business or take action by a consent in writing signed by the holders of at least a majority of the issued and outstanding shares of the Company, without a meeting and without prior written notice.


Reasons for the Proposed Amendment

   The Proposed Amendment is not in response to any present effort, of which the Company is aware, to accumulate our Common Stock or to obtain control of the Company. However, the Board of Directors has observed the relatively common use of certain coercive takeover tactics, including the accumulation of substantial capital stock positions as a prelude to a threatened takeover or corporate restructuring, proxy contest and/or partial tender offer and the related use of "two-tiered" pricing which may lead to the unfair treatment of shareholders and a failure to maximize shareholder value. The Board of Directors is also mindful of the potential impact of current and potential legal proceedings relating to the Company's patents, as well as the significance of the Company's patents to others in the computer industry. The potential for recovery of damages from one or more of these parties could lead one or more of them to seek control of the Company in an effort to end any litigation by the Company against such party or parties before any judgment could be reached on our claims. The Company believes that current or potential litigants of the Company also may, without intending to obtain control of the Company, use the threat of an unfriendly takeover bid in an effort to force the Company to settle with such party to avert the threat of a takeover. Given such circumstances, the Board has determined that the ability of stockholders to act by written consent makes the Company especially vulnerable to the threat of an unsolicited hostile takeover attempt by means of a tender offer combined with a consent solicitation to remove the existing directors without a meeting of stockholders. Since this type of takeover tactic potentially could be accomplished within the minimum twenty business day period prescribed under Federal tender offer rules, barring any regulatory delays, the Board of Directors may not have sufficient time to explore, evaluate and present to shareholders financial alternatives that may be superior to the unsolicited offer.

   The Board of Directors believes that the best interests of the Company's shareholders will be served if appropriate defenses to coercive tender offers or other coercive efforts to gain control of the Company are established. By effectively eliminating the ability of a hostile acquiror to replace the then incumbent Board of Directors without the Company properly calling an annual or special meeting and giving all shareholders the opportunity to consider and evaluate what other alternatives may be available, the Proposed Amendment should provide shareholders with a greater opportunity to maximize the value of their stock. The Proposed Amendment will render more difficult, but not prevent, the accomplishment of unsolicited tender offers and the assumption of control by an undesired principal shareholder or shareholders group, and/or the removal of current management and the Board of Directors. Even these effects are somewhat limited, however, as our Board of Directors is not classified and therefore the entire Board of Directors is subject to reelection on an annual basis, meaning a shareholder or group of shareholders acquiring control of a majority of the shares of the Company, or proxies representing such shares, could elect a new Board of Directors at the next regular annual meeting of the Company.

   The Board of Directors also believes that by requiring action to be taken at a meeting of the shareholders and facilitating the concurrent notice and informational disclosure associated with such a meeting, the Proposed Amendment would help to avoid an ill-advised shareholder action in a context that might not permit the shareholders to have the full benefit of the knowledge, advice and participation of the Company's management, Board of Directors and other shareholders. A significant effect of the Proposed Amendment, considered in conjunction with the Company's existing anti-takeover devices described below, is to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Board of
Directors  rather than through a hostile takeover bid.   Even  in
the case of an "all cash" offer to all shareholders, the Proposed Amendment can serve to provide leverage for the Board of
Directors  to  facilitate an organized  bidding  process  and  to
negotiate  a  higher price for the Company's shareholders.    See
"Effects of the Proposed Amendment."


Existing Anti-Takeover Devices

   Certificate of Incorporation. The existing certificate of incorporation does not contain provisions intended by the Company to serve as anti-takeover devices. However, the certificate of incorporation authorizes 100,000,000 shares of Common Stock, $.10 par value. Shares of authorized and available Common Stock could, within the limits imposed by applicable law and the rules of the Nasdaq National Market, be issued by the Company as a means to discourage a potential adverse acquiror from seeking control of the Company by diluting public ownership of the Company.

   Amended and Restated Rights Agreement. The Board of Directors adopted an amended and restated rights agreement on March 4, 2002 (which became effective March 5, 2002). Rights agreements are designed to encourage potential acquirors to negotiate with a company's board of directors to preserve for shareholders the value of a company in the event of a takeover attempt, particularly if the capital stock of the company is trading at prices substantially lower than the company's long-term value. Rights agreements reduce the likelihood that a potential acquiror unwilling to pay a market premium determined to be sufficient by a company's board of directors will attempt to acquire stock by means of an open-market accumulation, front-end loaded tender offer or other coercive or unfair takeover tactics.

   The Company's original rights agreement was put into effect on August 25, 1993, when the Board of Directors authorized a dividend of one Common Stock purchase right (a "Right") for each share of Common Stock outstanding at the close of business on September 7, 1993, and each share issued thereafter during the term of the plan. Unless exercised or triggered, the Rights would have expired on September 7, 2003. On March 5, 2002, the Company entered into an amended and restated rights plan which extended the expiration date of the Rights to March 5, 2012. If triggered, the Rights will cause substantial dilution to a person or group that acquires 15% (and in some instances 10%) or more of the Common Stock then outstanding on terms not approved by the Board of Directors. The description and terms of the Rights are set forth in an amended and restated rights agreement, dated as of March 5, 2002, as the same may be amended from time to time, between the Company and Computershare Investor Services, LLC.

   The amended and restated rights agreement may discourage unsolicited takeover bids from undesirable third parties, or make these actions more difficult to accomplish. The rights plan was adopted to ensure that in the case of an unsolicited takeover offer, the Company and its shareholders would be protected from takeover attempts, or the acquisitions of a substantial block of equity, on terms which may be less favorable to its shareholders generally than would be available in transactions negotiated with and approved by the Board of Directors. With the rights agreement in place, if a hostile takeover is threatened or an offer to acquire a substantial block of Common Stock is made, the Board of Directors is better able to manage the process to ensure that any proposal which may be accepted is in the best interest of all shareholders and, if required and to the extent practicable, the price to the shareholders is maximized and that all shareholders are treated equally.

    Bylaws. The Company's bylaws currently provide that shareholders may not call special meetings of shareholders and must comply with a detailed notice procedure with regard to the nomination by shareholders, other than by or at the direction of the Board of Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to shareholder proposals to be brought before an annual meeting of shareholders (the "Business Procedure"). Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders pursuant to the Company's notice of meeting, by or at the direction of the Board of Directors, or by a shareholder who has given timely prior written notice to the
Secretary of the Company prior to the meeting. To be timely, notice for nominations or shareholder proposals must be received by the Company not later than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting (or, for annual meetings not held within 30 days before or 60 days after such anniversary, not earlier than 90 days prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which such meeting is publicly announced or disclosed).

   Under the Nomination Procedure, notice to the Company from a shareholder who proposes to nominate a person at a meeting for election as a director must contain certain information about that person, including name and addresses, age, principal occupation, the class and number of shares of Common Stock or other capital stock beneficially owned, the consent of such person to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the shareholder proposing to nominate that person. Under the Business Procedure, notice relating to a shareholder proposal must contain certain information about such proposal and about the shareholder who proposes to bring the proposal before the meeting. Business transacted at any special meetings of shareholders is limited to matters relating to the purposes stated in the notice of that meeting.

   The purpose of the Nomination Procedure is, by requiring a specified amount of advance notice of nominations by shareholders, to afford the Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees during the appropriate period when the Board of Directors is focused on nominations and, to the extent deemed necessary or desirable by the Board of Directors, to inform shareholders about the qualifications of the proposed nominee. The purpose of the Business Procedure is, by requiring a specified amount of advance notice of shareholder proposals, to provide a more orderly procedure for conducting annual meetings of shareholders and, to the extent deemed necessary or desirable by the Board of Directors, to provide the Board of Directors with a meaningful opportunity to analyze such proposals and to decide whether it is appropriate to either (i) omit such proposal or
(ii) inform shareholders, prior to such meetings, of any proposal to be introduced at such meetings, together with any recommendation of the Board of Directors as to action to be taken with respect to such proposal, so as to enable shareholders better to determine whether they desire to attend such meeting or grant a proxy to the Board of Directors as to the disposition of any such proposal.

   Although these advance notice procedures do not give the Board of Directors the power to approve or disapprove shareholder nominations for the election of directors or any other proposal submitted by shareholders, they could have the effect of making more difficult a shareholder nomination for the election of directors or the submission by shareholders of proposals at a particular shareholders meeting because of the specificity of the procedures to be followed.

   Delaware Law. Section 203 of the DGCL, which is applicable to the Company, may be deemed to have certain anti-takeover effects by prescribing certain voting requirements in instances in which there is a transaction between a publicly held Delaware corporation and an "interested shareholder" (defined generally as a person owning 15% or more of a corporation's outstanding voting stock) during the three-year period following the time such person became an interested shareholder.

   Although Section 214 of the DGCL provides that a corporation's certificate of incorporation may provide for cumulative voting for directors, the certificate of incorporation does not provide for cumulative voting. As a result, the holders of a majority of the shares of Common Stock have the ability to elect all of the directors being elected at any annual meeting of shareholders.

   The Board of Directors has no current intention to propose other additional anti-takeover measures in future solicitations, although the Board of Directors may determine to propose one or more of such measures at a later date. Except for the filing of the Certificate of Amendment and the adoption of amended and restated Bylaws, both as discussed above, the Board of Directors has no current intention to otherwise adopt any other anti-takeover measures, although the Board of Directors may determine to adopt one or more of such measures at a later date.

Effects of the Proposed Amendment

   Although the Board of Directors believes that the Proposed Amendment should be adopted for the reasons set forth in this Proxy Statement, the Board of Directors is aware that the Proposed Amendment may have anti-takeover effects. Although the Proposed Amendment is designed as a protective measure for the Company's shareholders, the Proposed Amendment may have the effect of preventing shareholders from realizing an opportunity to sell their shares of Common Stock at higher than market prices by deterring unfriendly tender offers or other efforts to obtain control of the Company. The Proposed Amendment would also mean that incumbent directors could not be replaced through a consent solicitation even though a majority of the shareholders may deem such a result desirable.

   The Board of Directors believes that the approval and adoption of the Proposed Amendment should encourage those seeking to obtain control of the Company to negotiate with the Board of Directors. The Board of Directors believes that if the Company is to be acquired, the interests of the shareholders will best be served by a negotiated transaction that results from careful consideration of all strategic alternatives available to the Company and its shareholders, including the proposed terms of any takeover proposal, such as the availability of the benefits of the transaction to all shareholders, the price to be paid to shareholders (including minority shareholders) and the form of consideration paid and tax effects of the transaction.

   The Board of Directors believes that the use of certain takeover tactics, combined with the written consent process, can place undue pressure on a corporation's board of directors and shareholders to act hastily and without complete information and, therefore, can be highly disruptive to a corporation as well as divert valuable corporate resources. These tactics can also result in a lost opportunity to consider fully all available alternatives, before shareholders are forced to act, so as to avoid the differences in treatment of shareholders between those who act immediately in response to announcements of takeover activity and those who act later or not at all.

   Even though the Board of Directors believes that the Proposed Amendment would help to protect the Company's shareholders and may help the Company obtain the best price in a potential transaction, shareholders should also note that there are certain disadvantages. The Proposed Amendment may have the effect of deterring or delaying certain types of takeover attempts that may not be approved by the incumbent directors, but that the holders of a majority of the shares of Common Stock may deem to be in their best interests or in which some or all of the Company's shareholders may receive a substantial premium over the prevailing market price of their shares of Common Stock. The Proposed Amendment may delay the assumption of control by a holder of a large block of Common Stock and the removal of incumbent directors and management, even if such removal may be beneficial to some or all of the Company's shareholders. By discouraging takeover attempts, the Proposed Amendment also could have the incidental effect of inhibiting the temporary fluctuations in the market price of Common Stock that often result from actual or rumored takeover attempts.

  The Board of Directors recognizes that a takeover might in some circumstances be beneficial to some or all of the Company's shareholders, but, nevertheless, believes that the shareholders as a whole will benefit from the adoption of the Proposed Amendment. The Board of Directors further believes that it is preferable to act on the Proposed Amendment now when it can be considered carefully rather than hastily during an unsolicited bid for control.


Recommendation of the Board of Directors

   The Board of Directors has carefully considered the potential adverse effects of the Proposed Amendment and has concluded that these effects are substantially outweighed by the benefits that it would afford the Company and its shareholders. Accordingly, the Board of Directors unanimously recommends that shareholders vote FOR the approval and adoption of the Proposed Amendment.



                           PROPOSAL 3
             APPROVAL OF THE INTERGRAPH CORPORATION
                     2002 STOCK OPTION PLAN

  At the Meeting, the shareholders will be asked to approve and adopt the Intergraph Corporation 2002 Stock Option Plan (the
"Plan"), which has been unanimously approved by the Board, subject to its approval by the shareholders.

  The following description of the principal provisions of the Plan is intended solely as a summary, and is subject to, and qualified by, the full text of the Plan set forth in Appendix C attached to this Proxy Statement.

  The Board believes that the Plan will encourage key employees to increase their productivity, will motivate them to excel on behalf of the Company, and will help the Company attract highly qualified employees. The Plan will serve not only to attract and retain outstanding employees, but also will enable these employees to acquire or increase their proprietary interest in the Company.

  The Plan permits the Committee (as defined below) to grant both incentive stock options ("Incentive Options"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and options which do not qualify as Incentive Options ("Non-Statutory Options"). (Incentive Options and Non-Statutory Options are collectively referred to as "Options".) The Committee is also entitled to make awards of restricted stock ("Restricted Stock"). For purposes of the Plan, Incentive Options, Non-Statutory Options, and awards of Restricted Stock, whether singly or in combination, are sometimes referred to as "Awards."

  The Plan will be administered by a committee (the "Committee") composed of either the entire Board of Directors or composed solely of two or more "Non-Employee Directors," as defined in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. As of the date of this Proxy Statement, the entire Board of Directors constitutes the Committee. In the event the Committee is composed of two or more Non-Employee Directors, the Board of Directors may from time to time remove members from, add members to, and fill vacancies on the Committee. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Action taken by a majority of the Committee at which a quorum is present, or action reduced to writing or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

  The Committee will have the discretion to designate Awards recipients and the number of Awards to be granted to each such recipient, provided that not more than 200,000 Options shall be granted to the Chief Executive Officer of the Company and the other four (4) most highly compensated officers in any calendar year.

  Awards may be granted pursuant to the Plan from June 1, 2002, through May 31, 2012, to key employees (including officers and Committee members) of the Company and its subsidiaries (approximately 650 persons as of January 31, 2002). An Award recipient may, subject to the terms and restrictions set forth in the Plan, hold more than one type of Award. In selecting individuals for Awards, the Committee will weigh the position and responsibility of the individual being considered, the nature of his or her services, his or her present and potential contributions to the Company, and other factors deemed relevant by the Committee. The Committee has full discretion to determine the timing and recipients of any Awards under the Plan and the number of shares subject to Awards that may be granted under the Plan. Therefore, the Awards that may be granted under the Plan or that would have been granted under the Plan during the year ended December 31, 2001, if the Plan had been in effect, are not determinable.

  The stock subject to Awards issued under the Plan will be shares of the Company's authorized but unissued or reacquired Common Stock. Under the Plan, the Committee may, in its discretion, grant Awards for up to 2,000,000 shares of the Company's Common Stock, of which no more than 400,000 shall be shares of Common Stock with respect to which Restricted Stock awards may be granted. The 2,000,000 shares authorized for issuance under the Plan represent approximately four percent (4%) of the Common Stock outstanding as of January 31, 2002 (subject to adjustment in the event of stock dividends, stock splits, or stock consolidations of the Common Stock, or any other increase or decrease in the number of shares effected without receipt of consideration by the Company). The closing sale price of the Common Stock on January 31, 2002, was $14.40 per share.

  The Committee will have the sole and complete authority to determine the participants to whom Restricted Shares shall be granted, the number of Restricted Shares to each participant, the duration of the period during which the Restricted Shares may be forfeited to the Company, and the other terms and conditions of such Restricted Share awards. An award agreement will set forth the period of time during which the grantee of a Restricted Share award must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. As determined by the Committee, the restrictions may lapse during the restricted period in installments with respect to specified portions of shares of Common Stock covered by the Restricted Share award.

  At  the  time  of  a  Restricted  Share  award,  a certificate representing the number of shares of Common Stock awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a stockholder with respect to the Restricted Shares, including the right to receive dividends and the right to vote such shares of Common Stock, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the award agreement with respect to such shares of Common Stock; (ii) none of the shares of Common Stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee at or after grant, all of the shares of Common Stock shall be forfeited and all rights of the grantee to such shares of Common Stock shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such shares of Common Stock were granted and unless any other restrictive conditions relating to the Restricted Share award are met. Any shares of Common Stock, any other securities of the Company, and any other property (except for cash dividends) distributed with respect to the shares of Common Stock subject to Restricted Share awards shall be subject to the same restrictions, terms, and conditions as such Restricted Shares.

  At the end of the restricted period and provided that any other restrictive conditions of the Restricted Share awards are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the award agreement relating to the Restricted Share award or in the Plan shall lapse as to the restricted shares of Common Stock subject thereto, and a stock certificate for the appropriate number of shares of Common Stock, free of the restrictions and restricted stock legend, shall be delivered to the grantee or the grantee's beneficiary or estate, as the case may be.

  Each Award agreement shall state the number of shares to which it pertains, whether the Award granted is an Incentive Option, a Non-Statutory Option (and, in the case of Non-Statutory Options, the vesting period relating to such Options) or an award of Restricted Stock.

  Each Option agreement shall state the Option exercise price. The per share exercise price for shares obtainable to any Option, shall not be less than 100% of the Fair Market Value (as defined below) of the shares of Common Stock on the date the Option is granted. The Fair Market Value of shares, unless otherwise determined by the Committee in good faith, will be the closing sale price of the Common Stock as reported on the Nasdaq National Market (or the mean between the highest and lowest per share sales price should the Common Stock be listed on an exchange) on a given day, or if such stock is not traded on that day, then on the next preceding day on which such stock was traded (the "Fair Market Value"). The aggregate Fair Market Value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by the Option recipient during any calendar year (under all such plans of the Company and its subsidiaries) will not exceed $100,000. If an Option recipient is granted an Incentive Option which exceeds this limitation, the Incentive Option shall be considered a Non-Statutory Option to the extent the limitation is exceeded. No Incentive Option shall be granted to an employee who, immediately after such Incentive Option is granted, owns or has rights to stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless such Incentive Option is granted at a price which is at least ten percent (10%) greater than the Fair Market Value of the stock subject to the Incentive Option, and such Incentive Option by its terms is not exercisable after the expiration of five (5) years from the date such Incentive Option is granted.

  The Option recipient may pay the Option exercise price in cash, by means of unrestricted shares of the Company's Common Stock (subject to certain restrictions outlined below), or any combination thereof. As determined by the Committee in its discretion, at or (except in the case of an Incentive Option) after grant, payment in full or in part may be made in the form of Common Shares already owned by the optionee and held by the Option recipient for at least six (6) months. If payment is made in the Company's Common Stock, the shares so used will be taken at the Fair Market Value on the date the Option is exercised. The Option recipient must pay for shares received pursuant to an Option exercise on or before the date the Option recipient takes delivery of the shares. Subject to the requirements of rules promulgated by the Securities and Exchange Commission and Regulation T promulgated by the Federal Reserve Board, the Committee, in its sole discretion, may establish procedures whereby an employee may exercise an Option or a portion thereof without making a direct payment of the Option price to the Company. If the Committee so elects to establish a cashless exercise program, the Committee shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Option recipient utilizing the cashless exercise program. The proceeds from all payments pursuant to the exercise of Options will be used for general corporate purposes. The Company and its subsidiaries will receive no cash or other payment upon the granting of Options pursuant to the Plan.

  The vesting period for all Non-Statutory Options shall be determined by the Committee in its sole discretion. No Incentive Option will be exercisable either in whole or in part prior to twelve (12) months from the date it is granted, and in no event will an Option be exercisable after the expiration of ten (10) years from the date it is granted. Up to one-fourth of the Options granted pursuant to an Incentive Option may be exercised in each of the following installment periods, each beginning from the date the Option is granted: (1) after twelve
(12) months, (2) after twenty-four (24) months, (3) after thirty-six (36) months, and (4) after forty-eight (48) months. Option recipients may accumulate installments not yet exercised, which may be exercised, in whole or in part, in any subsequent period but not later than ten (10) years from the date the Option is granted. Notwithstanding the foregoing, the Committee, in its discretion, may provide for the exercise of Options after the initial twelve (12) month period, either as an increased percentage of shares per year or as to all remaining shares, if the Option recipient dies, is or becomes disabled or retires. An Option will be exercisable only by the Option recipient (or the Option recipient's guardian or legal representative) and will not be assignable or transferable other than by will or the laws of descent and distribution.

  If, for any reason other than death, an Option recipient ceases to be employed by the Company or its subsidiaries, all Options held by him under the Plan will terminate and become void and of no effect three (3) months from the date the Option recipient's employment with the Company terminates, provided that no Option shall be exercisable after ten (10) years from the date it is granted. If the Option recipient dies while employed by the Company, the Option recipient's successors in interest, within one (1) year of death, may exercise the unexercised portion of any of the Option recipient's exercisable but unexercised Options; however, in no event shall an Option be exercisable after ten (10) years from the date it is granted. Such successors in interest, where the Option is transferred to the Option recipient's estate or another person, may not transfer such Option except to the distributees of the Option recipient's estate entitled thereto.

  Subject to the terms and limitations of the Plan, the Committee may modify, extend, or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options and authorize the granting of new Options in substitution for such outstanding Options. The Committee may not, however, modify any outstanding Incentive Options so as to specify a lower price, or accept the surrender of any outstanding Incentive Options and authorize the granting of new Options in substitution therefore specifying a lower price. The Board may, to the extent permitted by law, from time to time, with respect to any shares not then subject to Options, suspend, discontinue, revise, or amend the Plan in any respect, but may not, without shareholder approval, change the number of shares for which Awards may be granted under the Plan, change the provisions relating to the determination of employees eligible to receive Awards, decrease the price at which Incentive Options may be granted, or remove the administration of the Plan from the Committee.

  In the event of an actual or anticipated change in ownership of the Company, the Committee may take any of the following actions that the Committee may deem appropriate in its sole and absolute discretion: (i) cancel any Option by providing for the payment to the Award recipient of the excess of the Fair Market Value of the shares subject to the Award over the exercise price of the Option, (ii) substitute a new Option of substantially equivalent value for any Option, (iii) accelerate the exercise terms of any Award, or (iv) make such other adjustments in the terms and conditions of any Option as it deems appropriate.

  The shares purchased under the Incentive Stock Option provisions of the Plan may qualify for special tax treatment under United States federal income tax rules. The shares purchased under the Non-Statutory Stock Option provisions of the Plan are subject to tax treatment under Section 83 of the United States federal income tax Code. Generally, the tax treatment of the options may be summarized as follows:

        1. There will be no tax consequences to optionees when an Option is granted.

        2. There will be no tax consequence to optionees when an Incentive Stock Option is exercised, except that the difference between the exercise price per share and the Fair Market Value per share constitutes a tax preference item for purposes of the alternative minimum tax. In the case of Non-Statutory Options, optionees will recognize ordinary income when such Options are exercised in an amount equal to the difference between the exercise price per share and the Fair Market Value per share as of the date of exercise. The Company will withhold an amount for payroll withholding and taxes based upon this difference.

        3. In general, the difference between the cost of the stock acquired by exercise of an Incentive Stock Option and the sale price realized upon sale of the stock will be taxed to the optionee at the time he or she sells the stock. Stock sold prior to the required holding period, however, is a "disqualifying disposition." A disqualifying disposition occurs if an optionee disposes of his or her stock within two (2) years after the option is granted or within one (1) year after the option is exercised. Gains from the sale or exchange of an optionee's stock which is not a disqualifying disposition are treated for federal income tax purposes as long-term capital gains. Long-term capital gains are included in income and taxed at a maximum rate of 20%.

        4.   In  the  case  of  Non-Statutory Options, optionees
     will be taxed when the stock is sold on the difference between (a) the cost of the stock, increased by the taxable income realized upon exercise of the Non-Statutory Option and (b) the sale price realized upon sale of the stock. If the stock is sold after having been held more than one (1) year after exercise of the Non-Statutory Option, the amount realized will be subject to long-term capital gain or loss treatment. If the stock is held for one year or less, the optionee will recognize short-term gain or loss. Short-term capital gains are taxed as ordinary income; however, the maximum federal income tax rate at which long-term capital gains will be taxed is 20%.

  This is merely a summary of some of the tax consequences of the grant, exercise and disposition of the Options. Option recipients should consult with their tax advisers regarding the Option granted to them for more specific information. Income tax liability is the responsibility of the Option recipients. An Option recipient's tax consequences may to change if new tax laws are enacted after the date of the grant of an Option. In order to provide the Company with the opportunity to claim the benefit of any income tax deductions which may be available to it upon the exercise of an Option or upon a disqualifying disposition, and in order to comply with all applicable federal or state tax laws or regulations, the Company may take such action, including withholding additional amounts from an Option recipient's regular wages or salary, as it deems appropriate to insure that, if necessary, all applicable federal, state or other taxes are withheld or collected from such Option recipient.

  The Board of Directors recommends a vote FOR Proposal 3.


                           PROPOSAL 4
             RATIFICATION OF APPOINTMENT OF AUDITORS

   The Board of Directors of the Company has appointed Ernst & Young LLP as the Company's independent auditors to audit the financial statements of the Company and to perform other accounting services, if appropriate, for the year ending December 31, 2002. Such appointment will be presented to the shareholders for ratification at the Meeting. If the shareholders do not ratify the appointment, the selection of another firm will be considered by the Board. A representative of Ernst & Young LLP is expected to be present at the Meeting to respond to questions from shareholders and will be given the opportunity to make a statement if so desired.

   Fees paid to Ernst & Young LLP for services provided during 2001 are presented below. The Company did not engage Ernst & Young to perform financial information systems design or implementation services during the year. "Audit-Related Fees" consists primarily of local statutory audits performed in various international locations and audits of the Company's employee benefit plans. "All Other Fees" consist primarily of fees for income tax services and other miscellaneous professional services.

            Audit Fees     Audit-Related Fees     All Other Fees
            ----------     ------------------     --------------
             $487,000           $344,000             $257,000

  The Board of Directors recommends a vote FOR Proposal 4.


            DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

   Shareholder proposals intended for presentation at the 2003 Annual Meeting and for inclusion in the Company's 2003 proxy material must be received by the Company, in writing, no later than December 7, 2002, and must comply with the rules of the SEC relating to shareholder proposals. The named proxies solicited by the Board of Directors for the 2003 Annual Meeting will confer discretionary authority to vote on any shareholder proposal not received in writing by the Company by February 19, 2003, and will exercise authority in accordance with the recommendation of the Board of Directors.



        INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

 This Proxy Statement incorporates by reference the financial statements, supplementary financial information, management's discussion and analysis of financial condition and results of operations and quantitative disclosures about market risk included in the Company's Annual Report to shareholders attached as Exhibit 13 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission on March 29, 2002, pursuant to Section 13 or 15(d) of the Exchange Act.

     Any statement contained in a document incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.


                              OTHER

   Management does not know of any other matters to be presented at the Meeting for action by shareholders; however, if any other matters are properly brought before the Meeting or any adjournment or postponement thereof, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxy holders with respect to such matters.

   UPON WRITTEN REQUEST OF ANY SHAREHOLDER TO JOHN R. WYNN, SECRETARY, INTERGRAPH CORPORATION, HUNTSVILLE, ALABAMA 35894-0001, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                           By  Order of the  Board  of Directors,




                           JOHN R. WYNN

                           Secretary


DATED:  April 5, 2002







                           APPENDIX A

                     INTERGRAPH CORPORATION
                      AMENDED AND RESTATED
                     AUDIT COMMITTEE CHARTER


I.         Organization

      This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The audit committee shall be appointed by the board of directors and shall comprise at least three directors. Each director shall meet the independence and experience and other requirements of the Nasdaq rules. Accordingly, all committee members shall be independent as defined by Nasdaq rules and shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee), and at lease one member shall have accounting or related financial management expertise. The duties of the Chairman of the Audit Committee shall be to call meetings of the Audit Committee and to preside at such meetings.


II.        Statement of Policy

     The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, and the annual independent audit of the Company's financial statement. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, the independent auditors, the internal auditors, and management of the Company. In discharging its oversight role, the committee is empowered to investigate (or direct management or internal audit to investigate) any matter brought to its attention with full access to all books, data, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.


III.        Responsibilities

      The Committee's duty is one of oversight, and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that the Company's financial management, including the internal audit department, as well as its outside auditors, have more knowledge and more detailed information regarding the Company and its financial reports than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work, and is not conducting an audit or investigation of the financial statements nor determining that the financial statements are true and complete or have been prepared in accordance with generally accepted accounting principles. Nor is it the duty of the Committee to resolve disagreements, if any, between management and the outside auditors or to ensure compliance with laws and regulations or any compliance or ethical policies of the Company.

      The directors serving on the Audit Committee of the Company shall have no greater standard of liability in the performance of their duties than the standard of liability applicable to all directors. Audit Committee members who are previously employed by the Company or who have special training or experience in financial or audit matters shall have no greater duty or responsibility as a result of such prior training services or experience. Members of the Audit Committee shall have the full protection against personal liability for breach of fiduciary duties as set forth in Article IX to the Certificate of
Incorporation, adopted by the shareholders in the meeting of April 23, 1987. In addition, members of the Audit Committee shall be entitled to be indemnified against liability by the
Corporation as provided in Articles VIII and IX of the Certificate of Incorporation and Article Nine of the By-laws.


IV.       Processes

      The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate without modifying this charter.

     A. The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and matters included in the written disclosures required by the Independence Standards Board. The committee shall consider whether to establish policies and procedures for the engagement of the outside auditor to provide non audit services and whether the provision of non audit services by the outside auditors is compatible with maintaining the outside auditors' independence. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors.

     B. The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls.
        Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present to discuss the results of their examinations.

     C. The committee shall review the interim financial statements with management and the independent auditors prior to the public release of such interim financial statement and prior to the filing of the
        Company's Quarterly Report on Form 10Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purpose of this review.

     D. The committee shall review and discuss with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to the shareholders if distributed prior to the filing of Form 10-K), and the selection, application and disclosure of critical accounting policies used in such financial statements. The review and discussion shall include their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in such financial statements. Also, the committee shall review and discuss any off balance sheet financing transactions, any related party transactions, and any issues that may affect in any material way the fairness of the financial statement presentation, the financial risks of the Company and the internal control systems of the Company.

     E.             The  committee shall, at least annually, meet
        with  the  senior  officer    with   oversight   of   the
        Company's ethics and compliance policies for a report on such programs.






                           APPENDIX B

                    CERTIFICATE OF AMENDMENT
                             OF THE
                  CERTIFICATE OF INCORPORATION
                               OF
                     INTERGRAPH CORPORATION

          INTERGRAPH  CORPORATION,  a Delaware  corporation (the
"Corporation"), hereby certifies as follows:

          1. The Board of Directors of said corporation duly adopted a resolution by unanimous written consent, dated March 14, 2002, setting forth and declaring advisable the amendment of the certificate of incorporation of said corporation so that, as amended, a new Article IX shall be inserted following Article VIII to read as follows:




                           "ARTICLE IX

                       Stockholder Action

     No action of stockholders of the corporation required or permitted to be taken at any annual or special meeting of stockholders of the corporation may be taken without a meeting of stockholders, without prior notice and without a vote, and the power of stockholders of the corporation to consent in writing to the taking of any action without a meeting is specifically denied."

          2. The above amendment has been approved and adopted by the holders of a majority of the outstanding shares of the Corporation in accordance with the provisions of the General
Corporation Law of the State of Delaware.

          3. As a result of the foregoing, the amendment has been duly adopted in accordance with the provisions of Section
242 of the General Corporation Law of the State of Delaware.

          IN  WITNESS WHEREOF, INTERGRAPH CORPORATION has caused
this  certificate   to  be  signed  by  ------------------,  its
----------------, on the ---------- day of ----------, 2002.

                              INTERGRAPH CORPORATION





                              By:
                                   ------------------------------
                                   Name:
                                   Title:




                          APPENDIX C

                     INTERGRAPH CORPORATION
                     2002 STOCK OPTION PLAN

1.   PURPOSE

     This 2002 Stock Option Plan of Intergraph Corporation (the "Plan") is intended as an incentive for key employees (including officers) which will foster increased productivity, encourage them to remain in the employ of Intergraph Corporation (the "Corporation"), and enable them to acquire or increase their proprietary interest in the Corporation. At the discretion of the Committee (as defined below), options issued pursuant to this Plan may be either incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Options"), or options which are not Incentive Options ("Non-Statutory Options") (Incentive Options and Non-Statutory Options are collectively referred to as "Options"). The Committee shall also be entitled to make awards of restricted stock ("Restricted Stock") in accordance with the terms of the Plan. For the purposes of the Plan, Incentive Options, Non-Statutory Options and awards of Restricted Stock, whether singly or in combination, shall sometimes be referred to as "Awards."


2.   ADMINISTRATION

     The   Plan  shall  be  administered  by  a  committee   (the
"Committee") composed of the entire Board of Directors or a committee of the Board of Directors that is composed solely of two or more "Non-Employee Directors." For this purpose, the term "Non-Employee Director" shall mean a person who is a member of the Corporation's Board of Directors who (a) is not currently an employee and is not, nor has ever been, an officer of the Corporation or any parent or subsidiary of the Corporation, (b) does not directly or indirectly receive compensation for serving as a consultant or in any other non-director capacity from the Corporation or any parent or subsidiary of the Corporation that exceeds the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended ("Regulation S-K"), (c) does not possess any interest in any other transaction with the Corporation or any parent or subsidiary of the Corporation for which disclosure would be required pursuant to Item 404(a) of Regulation S-K, and
(d) is not engaged in a business relationship with the Corporation or any parent or subsidiary of the Corporation which would be disclosable under Item 404 (b) of Regulation S-K. In the event the Committee is a committee composed of two or more Non-Employee Directors, the Board of Directors may from time to time remove members from, add members to, and fill vacancies on, the Committee. A member of the Committee shall be eligible to participate in the Plan and receive Awards under the Plan.

     The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Action taken by a majority of the Committee at which a quorum is present, or action reduced to writing or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

     The Committee may from time to time and at its discretion, grant Awards to eligible employees. Subject to the terms of this Plan, the Committee shall exercise its sole discretion in determining which eligible employees shall receive Awards, and the number of shares subject to each Award granted; provided that not more than 200,000 Options shall be granted to any 162(m) Employee in any calendar year. For the purposes of this Plan, a "162(m) Employee" shall mean the Chief Executive Officer of the Corporation and the other four (4) most highly compensated officers, within the meaning of U.S. Treasury Regulation Section 1.162-27(c)(2).

     The Committee's interpretation and construction of any provision of the Plan, or any Award granted under it, shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan.


3.   ELIGIBILITY

     Persons  eligible  to  receive  Awards  shall  be  such  key employees (including officers) of the Corporation and its subsidiaries as the Committee shall from time to time select. The determination of whether a company is a subsidiary of the Corporation shall be made in accordance with Section 425(f) of the Internal Revenue Code, as amended. An Award recipient may, subject to the terms and restrictions set forth in the Plan, hold more than one type of Award. No person shall be eligible to receive an Award for a larger number of shares than is granted to him or her by the Committee. In selecting the individuals to whom Awards shall be granted, as well as determining the number of shares subject to each Award, the Committee shall weigh the position and responsibility of the individual being considered, the nature of his or her services, his or her present and potential contributions to the Corporation, and such other factors as the Committee deems relevant to accomplish the purposes of the Plan.


4.   STOCK

     The stock subject to Awards issued under the Plan shall be shares of the Corporation's authorized but unissued, or reacquired, ten cent ($.10) par value common stock (hereafter sometimes called "Capital Stock" or "Common Stock"). The aggregate number of shares which may be issued pursuant to Awards under the Plan shall not exceed 2,000,000 shares of Capital Stock, of which no more than 400,000 shall be shares of Capital Stock with respect to which Restricted Stock awards may be granted. The limitations established by each of the preceding sentences shall be subject to adjustment as provided in Article 6(g) of the Plan. Notwithstanding the foregoing and subject to
Article 6(g) of the Plan, no Award recipient may receive Awards under the Plan in any calendar year that relate to more than 200,000 shares of Capital Stock.

     In the event that any outstanding Award under the Plan for any reason expires or is terminated, the shares of Capital Stock allocable to the unexercised portion of such Award may again be subjected to an Award under the Plan.


5.   RESTRICTED SHARES

     (a)  Grant

          (i) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the participants to whom Restricted Shares shall be granted, the number of Restricted Shares to each participant, the duration of the period during which, and the conditions under which, the Restricted Shares may be forfeited to the Corporation, and the other terms and conditions of such Restricted Share awards. The Restricted Share awards shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

          (ii) Subject to Section 4, each Restricted Share award made under the Plan shall be for such number of shares of Capital Stock as shall be determined by the Committee and set forth in the award agreement containing the terms of such Restricted Share award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Corporation in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares of Capital Stock covered by the Restricted Share award. The award agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the shares of Capital Stock to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Share awards.

     (b)  Delivery of Shares and Transfer Restrictions

          At the time of a Restricted Share award, a certificate representing the number of shares of Capital Stock awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Corporation or any custodian appointed by the Corporation for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a stockholder with respect to the Restricted Shares, including the right to receive dividends and the right to vote such shares of Capital Stock, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the award agreement with respect to such shares of Capital Stock; (ii) none of the shares of Capital Stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee at or after grant, all of the shares of Capital Stock shall be forfeited and all rights of the grantee to such shares of Capital Stock shall terminate, without further obligation on the part of the Corporation, unless the grantee remains in the continuous employment of the Corporation for the entire restricted period in relation to which such shares of Capital Stock were granted and unless any other restrictive conditions relating to the Restricted Share award are met. Any shares of Capital Stock, any other securities of the Corporation and any other property (except for cash dividends) distributed with respect to the shares of Capital Stock subject to Restricted Share awards shall be subject to the same restrictions, terms and conditions as such Restricted Shares.

     (c)  Termination of Restrictions

          At the end of the restricted period and provided that any other restrictive conditions of the Restricted Share award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the award agreement relating to the Restricted Share award or in the Plan shall lapse as to the restricted shares of Capital Stock subject thereto, and a stock certificate for the appropriate number of shares of Capital Stock, free of the restrictions and restricted stock legend, shall be delivered to the grantee or the grantee's beneficiary or estate, as the case may be.


6.   TERMS AND CONDITIONS OF THE PLAN

     No obligation to retain an Award recipient as an employee of the Corporation or its subsidiaries, or to provide or continue providing the Award recipient with, or to permit the Award recipient to retain, any incident associated with or arising out of employment with the Corporation or its subsidiaries, including, but not limited to, tenure, salary, benefits, title or position, shall be imposed on the Corporation or its subsidiaries by virtue of the adoption of the Plan, the grant or acceptance of an Award granted pursuant to the Plan, or the exercise of an Option under the Plan. Awards granted under the Plan shall be authorized by the Committee and shall be evidenced by agreements in such form as the Committee shall from time to time approve. Such agreements shall conform with, and be subject to, the following terms and conditions:

     (a)  Number of Shares and Form of Award

     Each Award agreement shall state the number of shares to which it pertains, whether the Award granted is an Incentive Option, a Non-Statutory Option (and, in the case of Non-Statutory Options, the vesting period relating to such Options) or an award of Restricted Stock.

     (b)  Option Price

     Each Option agreement shall state the Option exercise price. The per share exercise price for shares obtainable pursuant to any Option, including any Option granted to a 162(m) Employee, shall not be less than 100% of the Fair Market Value, as defined below, of the shares of Capital Stock of the Corporation on the date the Option is granted. For all purposes under the Plan, "Fair Market Value" shall mean, unless otherwise determined by the Committee in good faith, the closing sale price of the Common Stock as reported on the Nasdaq National Market (or the mean between the highest and lowest per share sales price should the Common Stock be listed on an exchange) on a given day, or if the Common Stock is not traded on that day, then on the next preceding day on which such stock was traded (the "Fair Market Value"). Subject to the foregoing, the Committee shall have full authority and discretion, and shall be fully protected, with respect to the price fixed for shares obtainable pursuant to the exercise of Options. The aggregate Fair Market Value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by the Option recipient during any calendar year (under all such plans of the Corporation and its subsidiary corporations) shall not exceed $100,000. If an Option recipient is granted Incentive Options which exceed this limitation, the Incentive Options shall be considered a Non-Statutory Option to the extent such limitation is exceeded. Notwithstanding the foregoing, no Incentive Option shall be granted to an employee who, immediately after such Option is granted, owns or has rights to stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, unless such Option is granted at a price which is at least 10% greater than the Fair Market Value of the stock subject to the Incentive Option and such Option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted.


     (c)  Medium and Time of Payment

     Subject to any other exercise restrictions contained in the Plan, the Option recipient may pay the Option exercise price in cash, by means of unrestricted shares of the Corporation's Common Stock (subject to the provisions of this Section 6(c)), or in any combination thereof. As determined by the Committee, in its sole discretion, at or (except in the case of an Incentive Option) after grant, payment in full or in part may be made in the form of shares of Common Stock already owned by the optionee and held by the Option recipient for at least six months (in each case valued at the Fair Market Value of the Common Stock on the date the Option is exercised). The Option recipient must pay for shares received pursuant to an Option exercise on or before the date of delivery of the shares to the Option recipient. Subject to the requirements of rules promulgated by the Securities and Exchange Commission and Regulation T promulgated by the Federal Reserve Board, the Committee, in its sole discretion, may establish procedures whereby an Option recipient may exercise an Option or a portion thereof without making a direct payment of the Option price to the Corporation. If the Committee so elects to establish a cashless exercise program, the Committee shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Option recipient utilizing the cashless exercise program. Payment in currency or by check, bank draft, cashier's check, or postal money order shall be considered payment in cash. In the event of payment in the Corporation's Common Stock, the shares used in payment of the purchase price shall be taken at the Fair Market Value of such shares on the date they are tendered to the Corporation.

     (d)  Term and Exercise of Options

     The vesting period for all Non-Statutory Options shall be determined by the Committee in its sole discretion. No Incentive Options shall be exercisable either in whole or in part prior to twelve (12) months from the date that they are granted. Subject to the right of accretion provided in the next to last sentence of this Article 6(d), each Incentive Option shall be exercisable in four (4) installments, as follows: (1) up to one-fourth of the total shares covered by the Option may be purchased after twelve
(12) months from the date the Option is granted; (2) one-fourth of the total shares covered by the Option may be purchased after twenty-four (24) months from the date the Option is granted; (3) up to one-fourth of the total shares covered by the Option may be purchased after thirty-six (36) months from the date the Option is granted; and (4) up to one-fourth of the total shares covered by the Option may be purchased after forty-eight (48) months from the date the Option is granted. The Committee may provide, however, for the exercise of an Option after the initial twelve
(12) month period, either as an increased percentage of shares per year or as to all remaining shares, if the Option recipient dies, is or becomes disabled or retires. During the Option recipient's lifetime, the Option shall be exercisable only by the Option recipient, or the Option recipient's guardian or legal representative if one has been appointed, and shall not be assignable or transferable other than by will or the laws of descent and distribution. To the extent not exercised, Option installments shall accumulate and be exercisable, in whole or in part, in any subsequent period but not later than ten (10) years from the date the Option is granted. No Option is exercisable after the expiration of ten (10) years from the date it is granted.

     (e)  Termination of Employment Except Death

     If an Option recipient's employment with the Corporation or its subsidiaries ceases for any reason other than the Option recipient's death, all Options held by him pursuant to the Plan and not previously exercised as of the date of such termination shall terminate and become void and of no effect three (3) months from the date the Option recipient's employment is terminated, provided that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted. Authorized leaves of absence or absence for military service shall not constitute termination of employment for the purposes of the Plan.

     (f)  Death of Option Recipient and Transfer of Option

     If an Option recipient dies while employed by the Corporation or its subsidiaries and has not fully exercised all of his or her exercisable Options, such Options may be exercised, at any time within one (1) year after death, by the Option recipient's executors or administrators, or by any person or persons who shall have acquired the Option directly from the Option recipient by bequest or inheritance. In no event, however, shall the Option be exercisable more than ten (10) years after the date such Option is granted. An Option transferred to an Option recipient's estate or to a person to whom such right devolves by reason of the Option recipient's death shall be nontransferable by the Option recipient's executor or administrator or by such person, except that the Option may be distributed by the Option recipient's executors or administrators to the distributees of the Option recipient's estate entitled thereto.

     (g)  Recapitalization

     Subject to any required action by the shareholders, the aggregate number of shares which may be issued pursuant to Awards, the number of shares of Capital Stock covered by each outstanding Award, and the price per share applicable to shares under such Awards, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Capital Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Capital Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

     If the Corporation is merged with or consolidated into any other corporation, or if all or substantially all of the business or property of the Corporation is sold, or if the Corporation is liquidated or dissolved, or if a tender or exchange offer is made for all or any part of the Corporation's voting securities, or if any other actual or threatened change in control of the Corporation occurs, the Committee, with or without the consent of the Option recipient, may (but shall not be obligated to), either at the time of or in anticipation of any such transaction, take any of the following actions that the Committee may deem appropriate in its sole and absolute discretion: (i) cancel any Option by providing for the payment to the Award recipient of the excess of the Fair Market Value of the shares subject to the Award over the exercise price of the Option, (ii) substitute a new Option of substantially equivalent value for any Option,
(iii) accelerate the exercise terms of any Award, or (iv) make such other adjustments in the terms and conditions of any Option as it deems appropriate.

     In the event of a change in Capital Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be the Capital Stock within the meaning of the Plan.

     To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final.

     Except as otherwise expressly provided in this Article 6(g), the Option recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation. Any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Capital Stock subject to the Option.

     The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

     (h)  Rights as a Stockholder

     An Option recipient or a transferee of an Option shall have no rights as a stockholder with respect to any shares subject to his Option until a stock certificate is issued to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article 6(g) of the Plan.

     (i)  Modification, Extension, and Renewal of Awards

     Subject to the terms of the Plan, the Committee may modify, extend, or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). The Committee shall not, however, modify any outstanding Incentive Options so as to specify a lower price, or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a lower price. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Option recipient, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

     (j)  Withholding

     Whenever the Corporation proposes or is required to issue or transfer shares of Capital Stock under the Plan, the Corporation shall have the right to require the Option recipient, prior to the issuance or delivery of any certificates for such shares, to remit to the Corporation, or provide indemnification satisfactory to the Corporation for, an amount sufficient to satisfy any federal, state, local, and foreign withholding tax requirements incurred as a result of an Award under the Plan by such Award recipient. The Corporation shall have the right to withhold such amounts from any other source owed to the recipient, including regular wages or salary.

     (k)  Other Provisions

     The Award agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Award, as the Committee shall deem advisable. Limitations and restrictions shall be placed upon the exercise of Incentive Options, in the Incentive Option agreement, so that such Options will be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986.


7.   TERM OF PLAN

     Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years commencing on June 1, 2002, and continuing through May 31, 2012.


8.   INDEMNIFICATION OF COMMITTEE

     In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including, attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding, that such Committee member is liable for willful misconduct in the performance of his duties; provided, that within sixty (60) days after institution of any such action, suit, or proceeding a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.


9.   AMENDMENT OF THE PLAN

     The Board of Directors, insofar as permitted by law, shall have the right from time to time with respect to any shares at the time not subject to Awards, to suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that without approval of the shareholders of the Company, no such revision or amendment shall: (a) change the number of shares for which Awards may be granted under the Plan either in the aggregate or to any individual employee, (b) change the provisions relating to the determination of employees to whom Awards shall be granted, (c) remove the administration of the Plan from the Committee, or (d) decrease the price at which Incentive Options may be granted.


10.  APPLICATION OF FUNDS

     The proceeds received by the Corporation from the sale of Capital Stock pursuant to the exercise of Options will be used for general corporate purposes.


11.  NO OBLIGATION TO EXERCISE OPTION

     The granting of an Option shall impose no obligation upon the Option recipient to exercise such Option.



12.  APPROVAL OF STOCKHOLDERS

     This Plan shall take effect on June 1, 2002, subject to approval by the affirmative vote of the holders of the majority of the outstanding shares of Capital Stock of the Corporation present, or represented, and entitled to vote at a meeting of the shareholders, which approval must occur within the period beginning twelve (12) months before and ending twelve (12) months after the date the Plan is adopted by the Board of Directors.










Intergraph Corporation


[ ] Mark this box with an X if you have made changes to your name and address details below.










Use a black pen.  Print in
CAPITAL letters inside the grey
areas as shown in this example.    A B C   1 2 3   X

-----------------------------------------------------------------------------
Annual Meeting Proxy Card
-----------------------------------------------------------------------------

A. Election of Directors
The Board of Directors recommends a vote FOR the listed nominees.

1.  Election of Directors -
                                 For     Withhold
    01- James F. Taylor Jr.     [   ]      [   ]

    02- Larry J. Laster         [   ]      [   ]

    03- Sidney L. McDonald      [   ]      [   ]

    04- Thomas J. Lee           [   ]      [   ]

    05- Lawrence R. Greenwood   [   ]      [   ]

    06- Joseph C. Moquin        [   ]      [   ]

    07- Linda L. Green          [   ]      [   ]


B. Issues
The Board of Directors recommends a vote FOR the following proposals.

                                                        For   Against  Abstain

2.  Proposal to approve and adopt an amendment
    to the Company's certificate of incorporation
    to eliminate the ability of shareholders to act
    by written consent in lieu of a meeting.           [   ]   [   ]    [   ]


3.  Proposal to approve the Intergraph Corporation
    2002 Stock Option Plan.                            [   ]   [   ]    [   ]

4.  Proposal to ratify the appointment of Ernst &
    Young LLP as the Company's independent auditors
    for the current fiscal year.                       [   ]   [   ]    [   ]


*    COM = Common Stock Shares; ESP = Employees Stock Purchase Plan Shares

C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as your name appears above. If registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their titles.

Signature 1                  Signature 2                 Date (dd/mm/yyyy)

-------------------------    -------------------------   ----/----/------













-----------------------------------------------------------------------------
Proxy - Intergraph Corporation
-----------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE INTERGRAPH CORPORATION
BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS, MAY 16, 2002.

The  undersigned hereby appoints James F. Taylor  Jr.  and
John R. Wynn, or either of them, as Proxies and Attorneys-
in-fact,  each  with the power to appoint his  substitute,
and  hereby authorizes them to represent and to  vote,  as
designated  below,  all  the shares  of  Common  Stock  of
Intergraph  Corporation  which the  undersigned  would  be
entitled  to  vote  if personally present  at  the  Annual
Meeting  of Shareholders to be held May 16, 2002,  or  any
adjournment(s)  or  postponement(s)  thereof.   In   their
discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF
NO  DIRECTION  IS  GIVEN,  THIS  PROXY  WILL BE VOTED FOR
ELECTION  OF  ALL NOMINEES LISTED ON THE REVERSE SIDE AND
FOR PROPOSALS 2, 3, AND 4.

The Board of Directors recommends a vote FOR election of all nominees listed on the reverse side and FOR Proposals
2, 3,and 4.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)